                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1996 96-5 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1996 to September 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9th day of October, 1996.

                                       GREEN TREE FINANCIAL CORP.



                                       BY: /s/ Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                September, 1996

                              CUSIP#'S  393505-MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                              TRUST ACCOUNT #80-4141300
                              REMITTANCE DATE: 10/15/96
                                                 Total $         Per $1,000
                                                 Amount           Original
                                                 -------        -----------
Class A Certificates
--------------------
(1a)  Amount available (including Monthly
      Servicing Fee)                          $8,369,114.74

(b)   Class M-1 Interest Deficiency Amount
      (if any) and Class B-1 Interest
      Deficiency Amount (if any) withdrawn
      for prior Remittance Date                        0.00

(c)   Amount Available after giving effect to
      withdrawal of Class M-1 Interest
      Deficiency Amount and B-1 Interest
      Deficiency Amount for prior Remittance
      Date                                     8,369,114.74

A.    Interest
      (2)  Aggregate Interest
           a. Class A-1 Remittance Rate (6.05%)       6.05%
           b. Class A-1 Interest                 189,342.85      4.11614891
           c. Class A-2 Remittance Rate (6.65%)       6.65%
           d. Class A-2 Interest                 310,333.33      5.54166661
           e. Class A-3 Remittance Rate (6.85%)       6.85%
           f. Class A-3 Interest                 251,166.67      5.70833341
           g. Class A-4 Remittance Rate (7.15%)       7.15%
           h. Class A-4 Interest                 476,666.67      5.95833338
           i. Class A-5 Remittance Rate (7.45%)       7.45%
           j. Class A-5 Interest                 266,958.33      6.20833326
           k. Class A-6 Remittance Rate (7.75%)       7.75%
           l. Class A-6 Interest                 432,708.33      6.45833328
           m. Class A-7 Remittance Rate (8.25%,
              unless Weighted Average Contract        8.25%
              Rate is below 8.25%)               696,843.13      6.87500005
      (3)  Amount applied to:
           a. Unpaid Class A Interest
              Shortfall                                 .00             .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 2

                               CUSIP#'S  393505-MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                               TRUST ACCOUNT #80-4141300
                               REMITTANCE DATE: 10/15/96

                                                       Total $        Per $1,000
                                                        Amount         Original
                                                       -------        ----------
    (4)  Remaining:
         a. Unpaid Class A Interest
            Shortfall                                      .00              .00
B.  Principal
    (5)  Formula Principal Distribution
          Amount                                   4,043,496.03              N/A
         a. Scheduled Principal                      419,714.53              N/A
         b. Principal Prepayments                  1,444,446.71              N/A
         c. Liquidated Contracts                            .00              N/A
         d. Repurchases                            2,373,776.06              N/A
         e. Current Month Advanced Principal         531,797.81              N/A
         f. Prior Month Advanced Principal          (726,239.08)             N/A

    (6)  Pool Scheduled Principal Balance        505,628,567.15

    (6b) Adjusted Pool Principal Balance         505,096,769.34     975.87275928
    (6c) Pool Factor                                 0.97587276

    (7)  Unpaid Class A Principal Shortfall
          (if any)following prior Remittance date           .00

    (8)  Class A Percentage for such Remittance
          Date                                            92.38%

    (9)  Class A Percentage for the following
          Remittance Date                                 92.31%

    (10) Class A Principal Distribution:
         a. Class A-1                              4,043,496.03      87.90208761
         b. Class A-2                                       .00              .00
         c. Class A-3                                       .00              .00
         d. Class A-4                                       .00              .00
         e. Class A-5                                       .00              .00
         f. Class A-6                                       .00              .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%,
                          7.15%, 7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 3

                                              CUSIP#'S 393505-
                                              MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                              TRUST ACCOUNT #80-4141300
                                              REMITTANCE DATE: 10/15/96

                                                   Total $       Per $1,000
                                                   Amount         Original
                                                   -------       ----------

 (11)  Class A-1 Principal Balance              33,512,110.34  728.52413783
(11a)  Class A-1 Pool Factor                        .72852414

 (12)  Class A-2 Principal Balance              56,000,000.00  1000.0000000
(12a)  Class A-2 Pool Factor                       1.00000000

 (13)  Class A-3 Principal Balance              44,000,000.00  1000.0000000
(13a)  Class A-3 Pool Factor                       1.00000000

 (14)  Class A-4 Principal Balance              80,000,000.00  1000.0000000
(14a)  Class A-4 Pool Factor                       1.00000000

 (15)  Class A-5 Principal Balance              43,000,000.00  1000.0000000
(15a)  Class A-5 Pool Factor                       1.00000000

 (16)  Class A-6 Principal Balance              67,000,000.00  1000.0000000
(16a)  Class A-6 Pool Factor                       1.00000000

 (17)  Class A-7 Principal Balance             101,359,000.00  1000.0000000
(17a)  Class A7 Pool Factor                        1.00000000

 (18)  Unpaid Class A Principal Shortfall
       (if any) following current Remittance
       Date                                               .00


                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                  CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 4


                                                     CUSIP#'S 393505-
                                                     MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                                     TRUST ACCOUNT #80-4141300
                                                     REMITTANCE DATE: 10/15/96


C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

  (19)    31-59 days                         2,639,235.79              88

  (20)    60 days or more                    1,213,384.73              36

  (21)    Current Month Repossessions          270,745.24               8

  (22)    Repossession Inventory               363,336.64              12


Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23)  Average Sixty-Day Delinquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Remittance Date    .24%

      (b)  Average Sixty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 3.5%)                               .11%

(24)  Average Thirty-Day Delinquency Ratio Test

      (a)  Thirty-Day Delinquency Ratio for current Remittance Date   .52%

      (b)  Average Thirty-Day Delinquency Ratio (arithmetic
           average of ratios for this month and two preceding
           months; may not exceed 5.5%)                               .28%

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.05%, 6.65%, 6.85%, 7.15%,
                              7.45%, 7.75%, 8.25%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                MONTHLY REPORT
                                September 1996
                                    Page 5


                                                     CUSIP#'S 393505-
                                                     MV1,MW9,MX7,MY5,MZ2,NA6,NB4
                                                     TRUST ACCOUNT #80-4141300
                                                     REMITTANCE DATE: 10/15/96

(25)  Cumulative Realized Losses Test

      (a)  Cumulative Realized Losses for the current Remittance
           Date (as a percentage of Cut-off Date Pool Principal
           Balance; may not exceed 5.5% from June 1, 2000 to
           May 31, 2001, 6.5% from June 1, 2001 to May 31,
           2002, 8.5% from June 1, 2002 to May 31, 2003 and
           and 9.5% thereafter)                                         0%

(26)  Current Realized Losses Test

      (a)  Current Realized Losses for current Remittance Date          0

      (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
           may not exceed 2.25%)                                        0%

(27)  Class M-1 Principal Balance Test

      (a)  The sum of Class M-1 Principal Balance and Class B
           Principal Balance (before distributions on current
           Remittance Date) divided by Pool Scheduled Principal
           Balance as of preceding Remittance Date (must equal
           or exceed 25.5%)                                         15.76%

(28)  Class B Principal Balance Test

      (a)  Class B Principal Balance (before any distributions
           on current Remittance Date) as of such Remittance date
           greater than $10,351,694.00                                .00

      (b)  Class B Principal Balance (before any distributions
           on current Remittance Date) divided by pool Scheduled
           Principal Balance as of preceding Remittance Date is
           equal to or greater than 11.25%                           7.62%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.05%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                              September, 1996          CUSIP NO. 393505NC2
                                Page 6                 TRUST ACCOUNT #80-414300
                                                       REMITTANCE DATE: 10/15/96

                                                       Total $        Per $1,000
                                                        Amount         Original
                                                       -------        ----------
CLASS M1 CERTIFICATES
---------------------
(29)   Amount available (including Monthly
       Servicing Fee)                             1,701,599.40

A.     Interest
(30)   Aggregate interest
       a.  Class M-1 Remittance Rate (8.05%,
            unless Weighted Average Contract
            Rate is below 8.05%)                          8.05%
       b.  Class M-1 Interest                       277,758.54        6.70833329

(31)   Amount applied to Class M-1 Interest
        Deficiency Amount                                  .00                 0

(32)   Remaining unpaid Class M-1 Interest
        Deficiency Amount                                  .00                 0

(33)   Amount Applied to:
       a.  Unpaid Class M-1 Interest Shortfall             .00                 0

(34)   Remaining:
       a.  Unpaid Class M-1 Interest Shortfall             .00                 0

B.     Principal
(35)   Formula Principal Distribution Amount               .00               N/A
       a.  Scheduled Principal                             .00               N/A
       b.  Principal Prepayments                           .00               N/A
       c.  Liquidated Contracts                            .00               N/A
       d.  Repurchases                                     .00               N/A

(36)   Class M-1 Principal Balance               41,405,000.00     1000.00000000

(36a)  Class M-1 Pool Factor                        1.00000000

(37)   Class M-1 Percentage for such Remittance
       Date                                                .00%

                     GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.05%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                 September, 1996       CUSIP NO. 393505NC2
                                    Page 7             TRUST ACCOUNT #80-4141300
                                                       REMITTANCE DATE: 10/15/96

                                                         Total $      Per $1,000
                                                          Amount       Original
                                                         -------      ----------
(38) Class M-1 Principal Distribution:
     a.   Class M-1 (current)                                .00      0.00000000
     b.   Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                               .00

(39) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance Date              .00

(40) Class M-1 Percentage for the following
     Remittance Date                                         .00%

Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                 1,423,840.86

(2)  Class B-1 Remittance Rate (8.10% unless
     Weighted Average Contract Rate is
     below 8.10%)                                           8.10%

(3)  Aggregate Class B1 Interest                      139,758.75      6.75000000

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                   .00             .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                      .00             .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                       .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                       .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                .00

(8a) Class B Percentage for such Remittance Date             .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.10%, 8.45%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 8

                                                       CUSIP NO. 393505ND0,NE8
                                                       TRUST ACCOUNT #80-4141300
                                                       REMITTANCE DATE: 10/15/96


                                                     Total $        Per $1,000
                                                     Amount          Original
                                                     --------       ----------

     (9)  Current Principal (Class B Percentage of
          Formula Principal Distribution Amount)          .00

     (10a)  Class B1 Principal Shortfall                  .00

     (10b)  Unpaid Class B1 Principal Shortfall           .00

     (11)   Class B Principal Balance           38,820,659.00

     (12)   Class B1 Principal Balance          20,705,000.00


Class B2 Certificates
---------------------

(13)  Remaining Amount Available                 1,284,082.11

(14)  Class B-2 Remittance Rate (8.45%
      unless Weighted Average Contract
      Rate is less than 8.45%)                           8.45%

(15)  Aggregate Class B2 Interest                  127,564.43        7.04166655

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                               .00               .00

(17)  Remaining Unpaid Class B2 Interest Shortfall        .00               .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date            .00

(19)  Class B2 Principal Liquidation Loss Amount          .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                .00

(21)  Guarantee Payment                                   .00

(22)  Class B2 Principal Balance                18,115,659.00

                       GREEN TREE FINANCIAL CORPORATION
                         MANUFACTURED HOUSING CONTRACT
                        SENIOR/SUBORDINATE 8.10%, 8.45%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-5
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                               September, 1996
                                    Page 9

                                                       CUSIP NO. 393505-ND0,NE8
                                                       TRUST ACCOUNT #80-4141300
                                                       REMITTANCE DATE: 10/15/96

                                                     Total $        Per $1,000
                                                     Amount          Original
                                                     -------        ----------

(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                             212,444.38

(24)  3% Guarantee Fee                             944,073.30

(25)  Class C Residual Payment                            .00

(26)  Class M-1 Interest Deficiency on such
      Remittance Date                                     .00

(27)  Class B-1 Interest Deficiency on such
      Remittance Date                                     .00

(28)  Repossessed Contracts                        270,745.24

(29)  Repossessed Contracts Remaining
      in Inventory                                 363,336.64

(30)  Weighted Average Contract Rate                 10.26681